THE NEW SOUTH AFRICA FUND INC.




                               SEMI-ANNUAL REPORT
                                AUGUST 31, 1998
                                  (UNAUDITED)

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS TRANSMITTED TO THE SHAREHOLDERS OF THE NEW SOUTH AFRICA FUND INC. FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT AUDIT BY THE FUND'S INDEPENDENT ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OF SHARES OF THE FUND OR ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

COMPARISONS BETWEEN CHANGES IN THE FUND'S NET ASSET VALUE PER SHARE AND CHANGES IN THE JOHANNESBURG STOCK EXCHANGE ALL SHARE INDEX SHOULD BE CONSIDERED IN LIGHT OF THE FUND'S INVESTMENT POLICY AND OBJECTIVES, THE CHARACTERISTICS AND QUALITY OF THE FUND'S INVESTMENTS, THE SIZE OF THE FUND AND VARIATIONS IN THE US DOLLAR/RAND EXCHANGE RATE.

THE NEW SOUTH AFRICA FUND INC.
OBJECTIVE
--------------------------------------------------------------------------------

The New South Africa Fund Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments principally in securities of issuers in the Republic of South Africa ("South Africa"), as well as, to a lesser extent, in other countries in the Southern African region. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of South African issuers, including at least 65% of its assets in equity securities of South African issuers. The Fund may also invest up to 35% of its assets in fixed income securities.

MANAGEMENT
--------------------------------------------------------------------------------

Fleming International Asset Management Limited ("FIAM") is the investment management company appointed to advise on and manage the Fund's portfolio. The Investment Adviser is an affiliate of Robert Fleming Holdings Limited, which manages approximately $100 billion in assets worldwide. Effective April 3, 1997, Raymond Goldblatt was designated to have principal responsibility for recommending the purchase and sale of investment securities by the Fund to the Fund's investment adviser, FIAM, which has sole investment discretion with respect to the Fund's assets. Mr. Goldblatt was Chief Executive Officer of Fleming Martin Asset Management, an affiliate of FIAM, and has 13 years of investment management experience. Subsequent to the six-month period ending August 31, 1998, which is the period covered by this report, Mr. Goldblatt resigned from his position as Vice President of the Fund and as Chief Executive Officer of Fleming Martin Asset Management. Steven Mills, Chief Investment Officer of Fleming Martin Asset Management, assumed Mr. Goldblatt's responsibilities for recommending the purchase and sale of investment securities by the Fund to FIAM effective October 9, 1998. Mr. Mills also was appointed a Vice President of the Fund as of such date.

MARKET INFORMATION
--------------------------------------------------------------------------------

The Fund is listed on the New York Stock Exchange (symbol "NSA"). THE SHARE PRICE IS PUBLISHED IN: THE NEW YORK TIMES (daily) under the designation "NewSAfr" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "NewSoAfrFd".

THE NET ASSET VALUE PER SHARE IS PUBLISHED UNDER "CLOSED-END FUNDS" each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S.

THE NEW SOUTH AFRICA FUND INC.
DIRECTORS AND ADMINISTRATION
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS           Arnold Witkin - President, Treasurer
                                   and Chairman of the Board of Directors
                                 Albert Francke - Director
                                 Arthur Levy - Director
                                 Dr. Nthato H. Motlana - Director
                                 Iain O.S. Saunders - Director
                                 Ann Cranmer - Vice President
                                 Raymond Goldblatt - Vice President*
                                 Steven Mills - Vice President**
                                 Linda E. Field - Secretary
                                 -----------------
                                 *  Resigned effective October 9, 1998.
                                 ** Appointed effective October 9, 1998.

INVESTMENT ADVISER               Fleming International Asset Management Limited
                                 25 Copthall Avenue
                                 London EC2R 7DR
                                 England

ADMINISTRATOR                    Bear Stearns Funds Management Inc.
                                 245 Park Avenue
                                 New York, NY 10167 U.S.A.

CUSTODIAN                        Custodial Trust Company
                                 101 Carnegie Center
                                 Princeton, NJ 08540 U.S.A.

INDEPENDENT ACCOUNTANTS          PricewaterhouseCoopers LLP
                                 1177 Avenue of the Americas
                                 New York, NY 10036 U.S.A.

LEGAL COUNSEL                    Baker & McKenzie
                                 805 Third Avenue
                                 New York, NY 10022 U.S.A.

REGISTRAR, TRANSFER AGENT &      PNC Bank, N.A.
DIVIDEND PAYING AGENT            Bellevue Corporate Center
                                 400 Bellevue Parkway
                                 Mail Stop W3-F400-02-4
                                 Wilmington, DE 19809 U.S.A.

THE NEW SOUTH AFRICA FUND INC.
HIGHLIGHTS OF THE PERIOD (UNAUDITED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1998

                                                                      US $
                                                                  ----------
Net Assets                                                        36,005,362
Net Asset Value ("NAV") per Share                                       8.90
Market Price on New York Stock Exchange                                6.875
Discount to NAV                                                        22.75%

PERFORMANCE FROM MARCH 11, 1994* TO AUGUST 31, 1998

Total Return based on Market Price                                    (38.86)%+
Total Return based on NAV                                             (19.75)%+
Johannesburg Stock Exchange ("JSE") All Share Index                   (33.09)%++

-------------------
*  Commencement of operations.
+ Assumes reinvestment of dividends and distributions in accordance with the Fund's Dividend Reinvestment and Cash Purchase Plan.
++ The JSE All Share Index excludes reinvestment of dividends on the underlying securities. In addition, the JSE All Share Index is unmanaged.

                   NAV & MARKET PRICE VS. JSE ALL SHARE INDEX

GRAPH DEPICTED HERE SHOWS:

NAV & MARKET PRICE VS. JSE ALL SHARE INDEX FROM THE PERIOD 3/11/94 THROUGH
8/31/98

DATE               NAV               MARKET PRICE              JSE
-------        ---------             ------------           ---------
03/11/94       $1,000.00              $1,000.00             $1,000.00
05/31/94        1,049.42                 896.06                983.86
08/31/94        1,148.26                 992.94              1,133.89
11/30/94        1,272.53               1,003.58              1,224.73
02/28/95        1,222.52               1,015.01              1,153.94
05/31/95        1,377.93               1,100.38              1,301.55
08/31/95        1,402.55               1,071.92              1,329.31
11/30/95        1,504.11               1,176.42              1,427.23
02/29/96        1,561.11               1,221.82              1,516.81
05/31/96        1,384.11               1,072.82              1,374.03
08/31/96        1,288.24               1,003.28              1,306.27
11/29/96        1,297.90               1,275.73              1,033.08
02/28/97        1,422.63               1,118.77              1,398.08
05/30/97        1,466.38               1,188.69              1,377.78
08/29/97        1,486.63               1,228.65              1,372.36
11/28/97        1,284.36               1,000.37              1,142.82
02/28/98        1,583.31               1,239.61              1,257.46
05/31/98        1,696.02               1,467.47              1,297.13
08/31/98          802.47                 611.45                669.09

THE NEW SOUTH AFRICA FUND INC.
MAJOR EQUITY HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1998

                                                                   PERCENTAGE OF
                                                                    NET ASSETS
                                                                   -------------
STANDARD CHARTERED BANK BOTSWANA LTD.                                   7.4
     Stanchart has operated in Botswana for over 50 years. It was a direct subsidiary of Standard Chartered PLC in 1975, which still retains 75% of the equity. The recent good price performance has been enhanced by cost cutting controls. It has 15 branches, 6 agencies and 22 ATM's.

PERSETEL Q DATA HOLDINGS LTD.                                           7.3
     A technology company servicing the computer industry. It markets and supports computer hardware, software and relevant systems in all segments of the industry. It also has large investments in Germany.

SECHABA BREWERIES LTD.                                                  7.2
     A listed brewer in Botswana. It manufactures and sells traditional sorghum/maize based beer as well as clear beer and soft drinks. It has 100% of the market excluding home-brewed products. Current production of traditional beer is double that of clear beer. Its market share for traditional beer is protected from import as sorghum beer has a shelf life of only a few days.

REAL AFRICA HOLDINGS LTD.                                               6.2
     A black controlled company with core focuses on financial services, information technology and industrial companies.
     It is one of South Africa's premier black empowerment groupings with clear investment criteria and highly regarded management. It has sizeable investments in African Life
     Insurance, Real Africa Durolink Holdings Ltd. (RAD) and PQ
     Africa.

PARADIGM INTERACTIVE MEDIA LTD.                                         5.6
     A technology based company with various subsidiaries in media, information and smart card technology.

THE NEW SOUTH AFRICA FUND INC.
MAJOR EQUITY HOLDINGS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------

                                                                   PERCENTAGE OF
                                                                    NET ASSETS
                                                                   -------------

THE BIDVEST GROUP LTD.                                                  5.3
     Operates in the field of food, catering and related products servicing the tourism industry in South Africa. It also has freight, packaging and hygiene services business.

THETA GROUP LTD.                                                        4.6
     A financial services company controlling operations in niche growth sectors of all South African economy. Its subsidiaries are also prominent in the subsistence lending market.

INVESTEC GROUP LTD.                                                     4.5
     Investec Holdings is the holding company for Investec Group
     Ltd. Its subsidiaries offer a wide range of investment banking, private banking, asset management and property services. It also has interests in entities operating in London, Israel, Holland, New York and Mauritius.

PRIMEDIA LTD.                                                           3.8
     A diversified media company with interests in radio stations, print media, cinemas and outdoor advertising.

PROTEA FURNISHERS LTD.                                                  3.6
     A furniture retailer operating throughout South Africa. It has six chains, supplying both furniture and home appliances.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT
--------------------------------------------------------------------------------
                                                                October 26, 1998

DEAR SHAREHOLDERS,
The New South Africa Fund Inc. ("NSA" or the "Fund") has been in existence since March 1994, when it was listed on the New York Stock Exchange. Since inception, the net asset value ("NAV") of the Fund (assuming reinvestment of all dividends and distributions) has declined by 19.75% against a decrease of 33.09% for the Johannesburg Stock Exchange ("JSE") All Share Index. For the six months ended August 31, 1998, the Fund's NAV decreased by 49.32% and the JSE All Share Index decreased by 46.79% for the same period.

MARKET ENVIRONMENT
The following table summarizes market moves between February 28, 1998 and the six months ended August 31, 1998.

                                                  August    February        %
                                                31, 1998    28, 1998      Change
                                                --------    --------      ------
SOUTH AFRICA
Rand vs US $ .................................     6.45       4.95       (30.30)
JSE All Share Index*
     (local) .................................    4,923      7,096       (30.62)
     (US $) ..................................      763      1,434       (46.79)
Three month bankers'
     acceptance rate (%) .....................    21.52      13.75        56.51
Yield on benchmark long bond (%) .............    19.55      13.21        47.99
ZIMBABWE
Industrial Index (local) .....................    5,578      7,879       (29.20)
BOTSWANA
Share Index (local) ..........................      974        751        29.69

--------------------
*PRICE MOVEMENT ONLY


The South African Equity market experienced one of its worst monthly performances ever when the equity market crashed by 29.68% during August 1998. Over the six-month reporting period, the JSE All Share Index was down 30.62% in rand terms, which implies that most of the damage occurred in August. Performance year to date reads like a tale of two parts. From mid-January to mid-April the JSE All Share Index went up around 50% as market players drew false comfort from the belief that the troubles in Southeast Asia were over. This strong rise was unsustainable, and soon reversed by around 15% when renewed fears about Asia, and especially the recessionary Japanese economy resurfaced.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT (CONTINUED)
--------------------------------------------------------------------------------

The market then marked time from mid-June to the beginning of August when the Russian debt crisis hit the markets. Sentiment turned extremely negative after this, and the market kept falling in bouts of between 1% and 6% on a daily basis with the odd negligibly weak rally. The sub-indices that rose spectacularly during the up-phase (for example, the financial and banking sectors) were sold off by around 40%. The furniture sector also sustained a major fall, declining by around 50%. In fact, the sectors that fell least were the mining producers, as they had already been sold off in preceding periods and were showing comparative value.

Equally, bonds were sold off aggressively, especially by foreigners who divested themselves of R19 billion of South African bonds between May and August this year. This phenomenon was repeated on all emerging markets, and the yield spread of emerging markets' bonds over that of US bonds widened significantly.

The outlook for the domestic equity market remains subdued. Exporters are seeing their markets contract as world growth slows, whereas the domestic operators will feel the full brunt of an interest rate environment that has become prohibitive for growth. A tough monetary stance was taken by the South African Reserve Bank in the face of the crisis, which ratcheted up the repo rate from around 16% to the current 22% in an aggressive defense of its reserves. The heavily indebted consumer will come increasingly under pressure as high interest rates translate into higher mortgage and higher purchase costs, leaving less money for discretionary spending in the average family's budget.

THE ECONOMY After having held up well last year while other emerging markets' currencies fell, the South African Rand was caught in the maelstrom over May/June, falling by around 30% in value. A lot of this was the result of foreign investors abandoning the markets, especially their South African bonds. The steep interest rate hikes (current real rates stand at above 15%) are highly likely to arrest the growth of the domestic economy. Given the high import component of the economy, the fall in the currency is likely to bring about a rise in inflation that should peak at under 10% at the end of the year. The inflationary effects have already started filtering through, with headline CPI having risen from 5.02% year on year low in May to 7.6% in August.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT (CONTINUED)
--------------------------------------------------------------------------------

An interesting change of policy was announced by the Reserve Bank in August. The governor stressed that in the past, the rand was allowed to depreciate in times of crisis. Whenever there were inflows of capital into the country, the rand would be held weak by the Reserve Bank as they build up their reserves. This gave speculators against the rand an asymmetrical canvas against which they could speculate successfully. Henceforth, however, the Reserve Bank announced that it would manage its foreign exchange policy in a manner that would see periods of appreciation as well as depreciation for the rand, albeit on a general trend that preserved purchasing power parity. This would steepen the task for speculators, since there will be a downside as well as an upside to speculating against the rand going forward.

One thing has become obvious to commentators on the South African economy: growth is going to stagnate over the next eighteen months if interest rate relief does not materialize soon. Forecasts for economic growth for 1998 have been constantly and intermittently downgraded from 2% in January to around -0.8%. Consensus forecasts reflect an expected full-blown recession for 1999, with at least one prominent brokerage house forecasting a growth rate of -1.0% for next year. While we do not expect such a severe downturn, we nonetheless expect growth for 1999 to remain flat at best. In addition, South Africa's export markets are under pressure, which does not bode well for the earnings of exporters.

Economic prospects can hope to improve only once prospects for emerging markets brighten, and domestic interest rates decline. An interest cut in the US should also improve general investor sentiment towards financial markets.

THE PORTFOLIO
At August 31, 1998, the Fund had 81.03% of its net assets in South African equities, 4.23% in money market instruments, and 15.29% in Botswana equities.

We believe that some of the shares in the portfolio have been sold off in excess of their fundamentals. They have large cash reserves, are unborrowed, operationally sound and expected to bounce back in time.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT MANAGEMENT REPORT (CONTINUED)
--------------------------------------------------------------------------------

However, we are still nervous and approaching the market with caution. We are expecting a large bounce in the market from very oversold levels. This bounce will be used as an opportunity to trim certain holdings and increase our bond exposure. Bonds look attractive at these higher interest rates, especially with a weakening economy.

Currently Botswana remains insulated from the recent falls but is expected to be adversely affected over the next few months. We will thus continue to trade cautiously in this scenario.

DISCOUNT TO NET ASSET VALUE AND SELF TENDER OFFER Over the last six months, the discount of the market price to net asset value ("NAV") has been in the range of between 7.96% to 22.75%. The discount at which the Fund's shares trade is a matter of concern to the Board. The Board has an ongoing policy to address the issue of the discount, and reviews measures to reduce the discount at each meeting. The actions the Board has taken with respect to the discount reflect the Board's judgment that it is appropriate to take action from time to time, subject to the considerations relating to potential effectiveness, cost, and impact on the Fund's continued viability. In this regard, over the last six months, the Board has taken several steps intended to address the issue of the discount, including a self tender offer. Please refer to Note 8 on pages 22-23 for further details.

/S/ ARNOLD WITKIN
--------------------
Arnold Witkin
President, Treasurer and
Chairman of the Board of Directors


FROM FLEMING INTERNATIONAL ASSET MANAGEMENT LTD.:
Like other financial and business organizations, the Fund and its portfolio could be adversely affected if the computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. We at Flemings are taking steps that we believe are reasonable to address this problem in our own computer system and are seeking assurances that comparable steps are being taken by the Fund's other major service providers. Flemings is also attempting to evaluate the potential impact of this problem on the issues of investment securities that the portfolio purchases. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund and its portfolio.

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1998


                                                                       VALUE
DESCRIPTION                                                SHARES       US $
-----------                                                ------      ------

COMMON STOCKS -- 96.32%

BOTSWANA -- 15.29%

BREWERY -- 7.22%
     Sechaba Breweries Ltd.                              2,110,800     2,599,168
                                                                      ----------
COMMERCIAL BANKS -- 8.07%
     Barclays Bank of Botswana                              51,000       233,486
     Standard Chartered Bank Botswana Ltd.                 528,900     2,671,876
                                                                      ----------
                                                                       2,905,362
                                                                      ----------
TOTAL BOTSWANA (cost $4,585,741)                                       5,504,530
                                                                      ----------
SOUTH AFRICA-- 81.03%

AUDIO & VIDEO PRODUCTS -- 2.33%
     Teljoy Holdings Ltd.                                1,080,000       840,433
                                                                      ----------
COMMERCIAL BANKS -- 0.01%
     Nedcor Ltd.                                               331         4,301
                                                                      ----------
COMPUTERS - INTEGRATED SYSTEMS -- 10.35%
     Dimension Data Holdings Ltd.                          289,988     1,083,180
     Persetel Q Data Holdings Ltd.                         381,791     2,644,204
                                                                      ----------
                                                                       3,727,384
                                                                      ----------
COMPUTER SERVICES -- 2.53%
     Spescom Electronics Ltd.                              651,200       912,150
                                                                      ----------

DIVERSIFIED FINANCIAL SERVICES-- 7.27%
     Capital Alliance Holdings Ltd. *                      301,962       352,471
     Genbel Securities Ltd.                                 75,896       448,861
     Real Africa Durolink Holdings Ltd. *                   99,721       155,202
     Theta Group Ltd. *                                    743,400     1,660,289
                                                                      ----------
                                                                       2,616,823
                                                                      ----------
DIVERSIFIED OPERATIONS -- 22.85%
     B.O.E. Corp. Ltd. Class N                           1,411,667       703,058
     CorpGro Ltd.                                           40,764        18,081
     New Africa Investments Ltd. Class N *               1,300,000       748,608
     Primedia Ltd. Class N                                 490,000     1,365,081
     Real Africa Holdings Ltd.                           1,009,557     2,239,005


THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                       VALUE
DESCRIPTION                                                SHARES       US $
-----------                                                ------      ------

SOUTH AFRICA (CONTINUED)

DIVERSIFIED OPERATIONS (CONTINUED)
     The Bidvest Group Ltd.                              333,631       1,895,259
     The Board of Executors Ltd.                       2,220,141       1,257,741
                                                                      ----------
                                                                       8,226,833
                                                                      ----------
FINANCE & BANKING -- 7.86%
     Investec Group Ltd.                                  68,900       1,604,206
     RMB Holdings Ltd.                                   978,981       1,226,534
                                                                      ----------
                                                                       2,830,740
                                                                      ----------
FINANCIAL SERVICES -- 1.07%
     Brait SA *                                          105,384         385,435
                                                                      ----------

INSURANCE -- 3.12%
     Fedsure Holdings Ltd.                               185,000       1,122,912
                                                                      ----------

INVESTMENT COMPANIES -- 3.29%
     Coronation Holdings Ltd. Class N                    138,187       1,182,876
                                                                      ----------

NETWORKING PRODUCTS -- 2.40%
     DataTec Ltd.                                         75,000         863,778
                                                                      ----------

RETAIL-HOME FURNISHINGS -- 6.47%
     JD Group Ltd.                                       361,135       1,039,802
     Protea Furnishers Ltd.                            4,062,036       1,289,684
                                                                      ----------
                                                                       2,329,486
                                                                      ----------
STORES -- 4.17%
     Pepkor Ltd.                                         305,001         738,144
     Specialty Stores Ltd.                               520,832         235,074
     Specialty Stores Ltd. Class N                     1,316,531         527,615
                                                                      ----------
                                                                       1,500,833
                                                                      ----------
TELECOMMUNICATIONS EQUIPMENT -- 7.21%
     Allied Technologies Ltd.                            300,000         582,466
     Paradigm Interactive Media Ltd. *                 2,400,000       2,013,304
                                                                      ----------
                                                                       2,595,770
                                                                      ----------
TRANSPORT SERVICES -- 0.10%
     Super Group Ltd.                                     22,949          34,645
                                                                      ----------

THE NEW SOUTH AFRICA FUND INC.
INVESTMENT PORTFOLIO (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                       VALUE
DESCRIPTION                                                SHARES       US $
-----------                                                ------      ------

TOTAL SOUTH AFRICA (cost $43,755,400)                                29,174,399
                                                                     ----------

TOTAL COMMON STOCKS
     (cost $48,341,141)                                              34,678,929
                                                                     ----------

SHORT-TERM INVESTMENT -- 4.23%                        PAR
                                                     (000)
                                                     -----
REPURCHASE AGREEMENT -D 4.23%
Repurchase Agreement dated 08/31/98
     with Bear, Stearns & Co. Inc., 5.71%,
     due 09/01/98, collateralized by
     $1,558,314 Federal National Mortgage
     Association Strips (Principal-Only), zero
     coupon due 07/01/24; total value: $1,547,776;
     proceeds: $1,522,653 (cost $1,522,412)         US $ 1,522        1,522,412
                                                                     ----------

TOTAL INVESTMENTS -- 100.55%
     (cost $49,863,553)(a)                                           36,201,341

LIABILITIES IN EXCESS OF CASH &
OTHER ASSETS -- (0.55)%                                                   (195,979)
                                                                      ----------

NET ASSETS -- 100.00%                                                 36,005,362
                                                                      ----------
     ---------------
     *       Non income producing securities.
     US $    United States dollars.
     (a)     Aggregate cost for US federal income tax purposes is
             $49,863,553. The aggregate unrealized appreciation/(depreciation)
             for all securities is as follows:

                                                                         US $
                                                                      ----------
             Excess of market value over tax cost                     2,023,370
             Excess of tax cost over market value                   (15,685,582)
                                                                     ----------
             Net unrealized depreciation                            (13,662,212)
                                                                     ----------


                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1998


                                                                         US $
                                                                     ----------

ASSETS
Investments, at value (cost $49,863,553) (Note 2)                    36,201,341
Cash (representing foreign currency holdings with a
        cost of $147,988 in an interest-bearing account)                144,579
Receivables:
        Dividends                                                       122,268
        Interest                                                         12,494
Deferred organizational costs  (Note 1) 11,827
Prepaid expenses                                                         23,149
                                                                     ----------
TOTAL ASSETS                                                         36,515,658
                                                                     ----------

LIABILITIES
Payables:
        Investment advisory fees (Note 4)                               131,614
        DirectorsO fees 28,203
        Administration fees (Note 4)                                     15,997
        Other accrued expenses                                          334,482
                                                                     ----------
TOTAL LIABILITIES                                                       510,296
                                                                     ----------
NET ASSETS                                                           36,005,362
                                                                     ==========

Net assets consist of:
Common stock, $0.001 par value (200,000,000 shares
        authorized; 4,046,869 shares issued
        and outstanding) (Note 7)                                         4,047
Additional paid-in capital                                           54,234,648
Undistributed net investment income                                       9,056
Accumulated net realized loss on investments and
        foreign currency transactions                                (4,572,877)
Net unrealized depreciation on investments, foreign
        currency holdings and other assets and liabilities
        denominated in foreign currencies                           (13,669,512)
                                                                     ----------
NET ASSETS                                                           36,005,362
                                                                     ==========

NET ASSET VALUE PER SHARE
        ($36,005,362 O 4,046,869)                                   $      8.90
                                                                    ===========

                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED AUGUST 31, 1998


                                                                        US $
                                                                     ----------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes
        of $2,320) (Note 2)                                             745,405
Interest                                                                331,573
                                                                     ----------
TOTAL INVESTMENT INCOME                                               1,076,978
                                                                     ----------

EXPENSES
Investment advisory fees (Note 4)                                       477,456
Professional fees (Note 2)                                              403,546
Reports and notices to shareholders                                      77,080
Administration fees (Note 4)                                             57,495
Custodian fees                                                           44,060
Accounting fees                                                          41,602
Transfer agent fees and expenses                                         25,820
Directors' fees and expenses                                             23,304
Insurance                                                                17,602
Amortization of organizational costs (Note 1)                            10,988
NYSE listing fees                                                         8,136
Miscellaneous                                                            13,834
                                                                     ----------
TOTAL EXPENSES                                                        1,200,923
                                                                     ----------

NET INVESTMENT LOSS                                                    (123,945)
                                                                     ----------

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS, FOREIGN CURRENCY
HOLDINGS AND OTHER ASSETS AND LIABILITIES
DENOMINATED IN FOREIGN CURRENCIES (Note 2)

Net realized loss on:
        Investments                                                  (1,673,244)
        Foreign currency transactions                                (1,020,779)
                                                                     ----------
                                                                     (2,694,023)
                                                                     ----------
Net change in unrealized appreciation /
        (depreciation) on:
        Investments                                                 (33,354,715)
        Foreign currency holdings and other assets and
            liabilities denominated in foreign currencies                (5,025)
                                                                     ----------
                                                                    (33,359,740)
                                                                     ----------
Net realized and unrealized loss on investments,
        foreign currency holdings and other assets and
        liabilities denominated in foreign currencies               (36,053,763)
                                                                     ----------

NET DECREASE IN NET ASSETS RESULTING
        FROM OPERATIONS                                             (36,177,708)
                                                                     ==========


                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                               FOR THE
                                                          SIX MONTHS ENDED     FOR THE
                                                           AUGUST 31, 1998   YEAR ENDED
                                                             (UNAUDITED)  FEBRUARY 28, 1998
                                                                  US $           US $
                                                          ---------------------------------

INCREASE/(DECREASE) IN NET ASSETS
        OPERATIONS
        Net investment income/(loss)                             (123,945)       637,707
        Net realized gain/(loss) on investments
                and foreign currency transactions              (2,694,023)     3,483,467
        Net change in unrealized appreciation/
               (depreciation) on investments, foreign
               currency holdings and other assets
               and liabilities denominated in foreign
               currencies                                     (33,359,740)     1,676,678
                                                               ----------     ----------

        Net increase/(decrease) in net assets
                resulting from operations                     (36,177,708)     5,797,852
                                                               ----------     ----------

DIVIDENDS AND DISTRIBUTIONS  TO
        SHAREHOLDERS FROM
        Net investment income                                        --         (515,660)
        Net realized gains on investments                            --       (3,496,384)
        In excess of net realized gains on investments               --       (1,878,854)
                                                               ----------     ----------
                                                                     --       (5,890,898)
                                                               ----------     ----------

CAPITAL STOCK TRANSACTIONS
        Cost of shares repurchased (Notes 7, 8)                (6,794,242)      (293,944)
                                                               ----------     ----------

NET DECREASE IN NET ASSETS                                    (42,971,950)      (386,990)
Net Assets:
Beginning of period                                            78,977,312     79,364,302
                                                               ----------     ----------

End of period (including undistributed net
        investment income of $9,056 and
        $133,001, respectively)                                36,005,362     78,977,312
                                                               ==========     ==========

                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                            FOR THE SIX                                              FOR THE PERIOD
                                                           MONTHS ENDED                                              MARCH 11, 1994*
                                                            AUGUST 31,                  FOR THE YEAR ENDED              THROUGH
                                                               1998          FEBRUARY 28,  FEBRUARY 28, FEBRUARY 29,   FEBRUARY 28,
                                                            (UNAUDITED)          1998          1997         1996           1995
                                                                 US $            US $           US $        US $           US $
                                                               ------          ------        ------        ------        ------

Net asset value, beginning of  period                           17.56           17.56         19.38         15.89         13.95**
Offering costs charged to additional paid-in capital              --              --            --            --          (0.19)
                                                               ------          ------        ------        ------        ------
                                                                17.56           17.56         19.38         15.89         13.76
                                                               ------          ------        ------        ------        ------

Net investment income/(loss)                                    (0.04)+          0.14+         0.17+         0.33          0.39
Net realized and urealized gain/(loss) on investments,
        foreign currency holdings and other assets and
        liabilities denominated in foreign currencies           (8.62)+          1.15+        (2.12)+        3.96          2.51
                                                               ------          ------        ------        ------        ------

Total from investment operations                                (8.66)+          1.29+        (1.95)+        4.29          2.90
                                                               ------          ------        ------        ------        ------

Dividends and distributions to shareholders from:
        Net investment income                                     --            (0.11)        (0.07)        (0.33)        (0.39)
        In excess of net investment income                        --              --            --          (0.42)        (0.32)
        Net realized gains on investments                         --            (0.78)          --          (0.05)        (0.06)
        In excess of net realized gains on investments            --            (0.42)          --            --            --
                                                               ------          ------        ------        ------        ------

Total dividends and distributions to shareholders                 --            (1.31)        (0.07)        (0.80)        (0.77)
                                                               ------          ------        ------        ------        ------

Antidilutive impact due to shares of
        beneficial interest repurchased                           --             0.02          0.20           --            --
                                                               ------          ------        ------        ------        ------

Net asset value, end of period                                   8.90           17.56         17.56         19.38         15.89
                                                               ======          ======        ======        ======        ======

Market value, end of period                                      6.88           13.94         14.00         15.38         13.38
                                                               ======          ======        ======        ======        ======

Total investment return based on: (a) (b)
        Market value                                           (50.67)%         10.80%        (8.43)%       20.38%         1.50%
        Net asset value                                        (49.32)%         11.29%        (8.88)%       27.72%        22.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        36,005          78,977        79,364        92,196        75,605
Ratio of expenses to average net assets                          3.13%++         2.07%         2.35%         1.98%         2.10%++
Ratio of net investment income/(loss) to average
        net assets                                              (0.32)%++        0.82%         1.01%         1.77%         2.61%++
Portfolio turnover rate                                         30.27% +++      90.53%         9.92%        18.91%        10.88%+++

-----------------------
*    Commencement of operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share.
+    Based on weighted average shares outstanding.
++   Annualized.
+++  Not annualized.
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect sales charges or brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(b) Total investment return for periods of less than one year are not annualized.

                See accompanying notes to financial statements.

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1998


1.   ORGANIZATION
     The New South Africa Fund Inc. (the "Fund") was incorporated in the State of Maryland on January 11, 1994 as a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Organizational costs of $109,346 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies, which are generally accepted in the United States of America, followed by the Fund.

     i)   MANAGEMENT ESTIMATES
          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     ii)  SECURITY VALUATION
          All securities for which the primary market is an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Portfolio securities that are actively traded on the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors. US government securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their market value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

     iii) REPURCHASE AGREEMENTS
          The Fund may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1998

          acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Investment Adviser monitors the continued creditworthiness of counterparties, subject to the supervision of the Fund's Board of Directors. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. In the event of default or bankruptcy of the counterparty, the Fund's realization of the value of the collateral may be delayed or limited.

     iv)  TAXES
          It is the intention of the Fund to continue to qualify as a regulated investment company and to distribute, at least annually, substantially all of its net investment income and any net long-term capital gains in excess of net short-term capital losses. Accordingly, no provision for US federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a US federal excise tax.

          For US federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, but within the fiscal year are deemed to arise on the first day of the following fiscal year. For the fiscal year ended February 28, 1998, the Fund incurred and elected to defer $1,341,276 of realized capital losses and $537,578, of realized foreign exchange losses.

          The Republic of South Africa ("South Africa") does not impose a withholding tax on dividends paid by South African companies to the Fund. However, other income received by the Fund from sources within South Africa or Southern African regions may be subject to withholding and other taxes imposed by such countries.


     v)   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
          Investment transactions are accounted for on the trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recorded on the accrual basis and amortization of premium and discount are recorded on

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1998

          a straight-line basis. Dividend income and other distributions are recorded on the ex-dividend date or as the Fund becomes aware of such dividends. The collectibility of income receivable from foreign securities is evaluated periodically and resulting allowance for uncollectible amounts, if any, are reflected currently in the determination of net investment income. At August 31, 1998, no such allowance was established.

     vi)  DISTRIBUTION OF INCOME AND GAINS
          The Fund intends to distribute to shareholders at least annually, substantially all of its net investment income and net realized capital gains. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

          The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with US federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their US federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for US federal income tax purposes, they are reported as distributions of paid-in capital.

     vii) FOREIGN CURRENCY TRANSLATION
          The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars at the 12 p.m. mid-market price of such currencies against US dollars as quoted by major New York banks as follows:

          -- investments, other assets and liabilities: at the prevailing rates of exchange on the valuation date;

          -- investment transactions and investment income and expenses: at the prevailing rates of exchange on the dates of such transactions.

          Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1998

          does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of equity-related securities sold during the period. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to US federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

          Net currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

          Net realized foreign exchange losses of $1,020,779 represent foreign exchange gains and losses from sales and maturities of debt securities, holdings of foreign currencies, transactions in forward foreign currency contracts, exchange gains or losses realized between the trade dates and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the US dollar equivalent of the amounts actually received.

     viii)PROFESSIONAL FEES
          Professional fees increased during the six months ended August 31, 1998, principally as a result of costs associated with the Fund's self tender offer as well as matters related to the Fund's proxy materials.

     3.   INVESTMENT TRANSACTIONS
          For the six months ended August 31, 1998, total purchases and sales of portfolio investments excluding short-term securities, were $20,950,627 and $25,181,578, respectively.

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1998


     4.   INVESTMENT ADVISER AND ADMINISTRATOR
          i) Fleming International Asset Management Limited provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Investment Adviser is paid a monthly advisory fee at an annual rate of 1.25% of the Fund's average weekly net assets.

          ii) Bear Stearns Funds Management Inc. (the "Administrator"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., provides administrative services to the Fund under an Administration Agreement. The Administrator receives a fee that is computed weekly and paid quarterly at an annual rate of 0.15% of the Fund's average weekly net assets.

     5.   TRANSACTIONS WITH AFFILIATES
          For the six months ended August 31, 1998, the Fund paid $6,166 in brokerage commissions to Fleming Martin Ltd., an affiliate of the Investment Adviser.

     6.   CONCENTRATION OF RISK
          The South African and the Southern African regions' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in South Africa or Southern African regions may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of South Africa and the Southern African region securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. The Fund, subject to local investment limitation, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. At August 31, 1998, the Fund held no such securities.

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1998


          The Fund is permitted to engage in the trading of sovereign debt of South Africa or Southern African regions which involves a substantial degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund invests may be considered to have credit quality below investment grade as determined by US rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

     7.   CAPITAL STOCK
          The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value. Of the 4,046,869 shares outstanding at August 31, 1998, Robert Fleming Inc., an affiliate of the Investment Adviser, owned 7,169 shares. In addition to the issuance of common stock to Robert Fleming Inc., a public offering of the Fund's shares by a group of underwriters resulted in the issuance of 4,750,000 shares of the Fund's common stock.

          On February 29, 1996, the Board of Directors announced that it had given the Fund's Investment Adviser discretion to cause the Fund to repurchase up to 5% of the outstanding shares when the discount to net asset value exceeds 20%. During the quarter ended May 31, 1996, the Fund repurchased 5% or 237,858 of its outstanding shares.

          On February 20, 1997, the Board of Director's announced a second share repurchase program with identical terms to the initial program. Since the date of the announcement through August 31, 1998, the Fund has repurchased 22,790 of its outstanding shares.

     8.   BOARD POLICIES WITH RESPECT TO THE DISCOUNT TO NET ASSET VALUE
          Over the last six months, the discount of the market price to net asset value ("NAV") has been in the range of between 7.96% to 22.75%. The discount at which the Fund's shares trade is a matter of concern to the Board. The Board has an ongoing policy to address the issue of the discount, and reviews measures to reduce the discount at each meeting. The actions the Board has taken with respect to the discount reflect the Board's judgment that it is appropriate to take action from time to time, subject to the considerations relating to potential effectiveness, cost, and impact on the Fund's continued viability. In this regard, over the

THE NEW SOUTH AFRICA FUND INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
AT AUGUST 31, 1998


          last six months, the Board has taken several steps intended to address the issue of the discount.

          The Fund conducted a self-tender offer, which expired on July 29, 1998, for up to 10% or 449,652 of its outstanding shares. Stockholders, who were required to tender all of the shares owned by them if they wished to participate in the tender offer, tendered 3,574,793 shares, or approximately 79.5% of the Fund's outstanding shares as of the expiration date of the tender offer. The Fund repurchased 449,652 shares, pro rata in accordance with the number of shares tendered by each stockholder, for cash at a price of $15.11 per share, the NAV of the shares on July 29, 1998.

          The Board has also announced its intention to convene a special meeting of stockholders to give all stockholders the opportunity to express their approval or disapproval of the actions the Board has taken and is proposing to take with respect to the discount, and invited stockholders to submit proposals for inclusion in the Fund's proxy statement. In response to the invitation, two stockholders have submitted proposals and the Board has agreed to include both proposals in the Fund's proxy statement.

          The Board intends to continue to address the discount so long as it believes the discount is a problem that can be effectively addressed. The Board is carefully monitoring the recent significant depreciation in value of the Southern African securities markets and currency generally and the impact which such depreciation has had on the Fund's portfolio. The Board is also giving careful consideration to its ongoing policies with respect to the discount to NAV in the light of the current volatile market conditions in South Africa.

     9.   SUBSEQUENT EVENT
          On September 8, 1998, the Board of Directors announced certain changes to the Fund's existing share repurchase plan. The changes allow up to 5% of the shares to be bought back whenever the discount exceeds 15%. Previously, the discount had to exceed 20% before the Fund could effect repurchases. Since the date of the announcement through October 26, 1998, the Fund repurchased 11,700 of its outstanding shares. The share repurchase plan is discretionary in nature and decisions to repurchase shares will be made by the Fund's investment adviser depending upon existing facts and circumstances such as market volatility, as well as available cash to effect such repurchases.

THE NEW SOUTH AFRICA FUND INC.
RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

     On May 14, 1998, the annual meeting of the shareholders of The New South Africa Fund Inc. (the "Fund") was convened and adjourned to July 27, 1998. On such date, the meeting was reconvened and the following matters were voted upon:

     (1) To re-elect one director to the Board of Directors of the Fund.

     NAME OF DIRECTOR        FOR             WITHHELD        NON-VOTES
     ----------------    ----------          --------       ----------

     Arnold Witkin        1,964,515           344,167        2,187,839

     In addition to the directors re-elected at the meeting, Iain O.S. Saunders, Arthur Levy, Albert Francke and Dr. Nthato H. Motlana, continue to serve as directors of the Fund.

     (2) To ratify the selection of PricewaterhouseCoopers LLP (formerly Price Waterhouse LLP) as independent accountants for the year ending February 28, 1999.

                  FOR           AGAINST         WITHHELD        NON-VOTES
               ----------     ----------        --------        ---------

               3,188,682         3,809           336,851         967,179

THE NEW SOUTH AFRICA FUND INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------


     1. Pursuant to The New South Africa Fund Inc. (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan") each shareholder ("Shareholder") holding shares of common stock in the Fund will automatically be a participant in the Plan, unless PNC Bank, National Association, the Plan agent (the "Plan Agent"), is otherwise instructed by the Shareholder, in writing, to have all distributions, net of any applicable US withholding tax, paid in cash. Shareholders who do not wish to participate in the Plan will receive all distributions in cash paid by check mailed directly to the Shareholder by the Plan Agent. The Plan Agent will act as agent for individual Shareholders and will open an account for each Shareholder under the Plan in the same name as her or his present shares of common stock are registered.

     2. Whenever the directors of the Fund declare a capital gains distribution or an income dividend payable in shares of common stock or cash, participating Shareholders will take such distribution or dividend entirely in shares of common stock and the Plan Agent shall automatically receive such shares of common stock, including fractions, for the Shareholder's account, except in the circumstances described in paragraph 3 below.

     3. Whenever the market price per share of common stock equals or exceeds net asset value per share on the date the event described in paragraph 2 above occurs, participants will be issued shares of common stock at net asset value or, if the net asset value is less than 95% of the market price on the date the shares of common stock are valued, then participants will be issued shares valued at 95% of the market price. If net asset value per share of the common stock at such time exceeds the market price of common stock on the date such shares are valued, the Plan Agent, as agent for the participants, will buy shares of common stock on the open market, on the New York Stock Exchange (the "Exchange") or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues remaining



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THE NEW SOUTH AFRICA FUND INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------


          shares. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the participants, buy shares of common stock in the open market, on the Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

     4. Participants in the Plan may make additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in shares of common stock. The Plan Agent will use all funds received from participants to purchase shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. Voluntary cash payments should be received by the Plan Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

     5. For all purposes of the Plan: (a) the market price of Fund shares of common stock on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date,
          (b) the date shares of common stock are valued is the dividend or distribution payment date or, if that date is not an Exchange trading day, the next preceding trading date and (c) net asset value per share of common stock on a particular date shall be as determined by or on behalf of the Fund.

     6. The open-market purchases provided for above may be made on any securities exchange where the shares of common stock of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Funds held by the Plan Agent uninvested will not bear interest, and


26

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THE NEW SOUTH AFRICA FUND INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------





          it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares of common stock within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of common stock of the Fund acquired for Shareholders' accounts.

     7. The Plan Agent will hold shares of common stock acquired pursuant to the Plan in noncertificated form in the participant's name. The Plan Agent will forward to the Shareholders any proxy solicitation material and will vote any shares of common stock so held for each of the Shareholders only in accordance with the proxy returned by her or him to the Fund. In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners of such shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such Shareholders as representing the total amount registered in the name of such Shareholders and held for the account of beneficial owners who participate in the Plan. Upon a Shareholder's written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates for the full shares of common stock.

     8. The Plan Agent will confirm in writing each acquisition made for the account of a Shareholder as soon as practicable, but not later than 60 days after the date thereof. Although a Shareholder may from time to time have an undivided fractional interest (computed to three decimal places) in a share of common stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares of common stock will be credited to such Shareholder's account. In the event of termination of a Shareholder's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the shares of common stock at the time of termination.

     9. Any stock dividends or split shares distributed by the Fund on shares of common stock held by the Plan Agent for a Shareholder will be credited to such Shareholder's account. In the event that the Fund makes available to Shareholders rights to purchase additional shares of common stock or other securities, the Plan Agent will sell such rights and apply the proceeds of the sale to the purchase of additional shares of common stock of the Fund for the account of such Shareholders.

     10. The Shareholders each will be charged a pro rata share of brokerage commissions on all open market purchases.

     11. Each Shareholder may terminate her or his account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than 10 days


                                                                              27


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THE NEW SOUTH AFRICA FUND INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------


          prior to any dividend or distribution record date; otherwise such termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend or distribution paid for such record date shall have been credited to the Shareholder's account. The Plan may be terminated by the Plan Agent or the Fund as applied to any voluntary cash payments made and any dividend or distributions paid subsequent to notice of the terminations in writing mailed to the Shareholders at least 30 days prior to the relevant semi-annual voluntary payment date or to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Plan Agent will cause a certificate or certificates for the full shares held for each Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him.

     12. These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written notice at least 30 days prior to be effective date thereof. The amendment or supplement shall be deemed to be accepted by a Shareholder unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of such Shareholder's account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for Shareholders' accounts, all dividends and distributions payable on the share of common stock held in the Shareholders' name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

     13. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under its Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due errors unless such error is caused by its negligence, bad faith or willful misconduct or that of its employees.

     14. All correspondence concerning the Plan should be directed to the Plan Agent, c/o PNC Bank, N.A., 400 Bellevue Parkway, Mail Stop W3-F400-02-4, Wilmington, Delaware 19809 or by telephone at 1-800-852-4750.

                                      NSA
                                     LISTED
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE









                       BEAR STEARNS FUNDS MANAGEMENT INC.
                Administrator for The New South Africa Fund Inc.
                                245 Park Avenue
                               New York, NY 10167
                            Telephone (212) 272-2479